UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 30, 2003

(Date of earliest event reported}

SKYWEST, INC.

(Exact name of registrant as specified in its charter)

Utah	0-14719	87-0292166
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

444 South River Road
St. George, Utah  84790
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (801) 634-3000

Item 7.    Financial Statements and Exhibits

(c)           Exhibits

99.1         Press Release Announcing Quarterly Financial Results, Issued April 30, 2003

Item 9.    Regulation FD Disclosure (including Item 12 information).

                In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is being furnished under this Item 9, “Regulation FD Disclosure.”

                On April 30, 2003, SkyWest, Inc. (“SkyWest”) issued a press release announcing its financial results for the first quarter of 2003.  The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

                Statements in this Current Report on Form 8-K, including exhibits, that are not purely historical facts, including statements regarding SkyWest’s beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995.  All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements.  Such risks and uncertainties include, among others, developments associated with the bankruptcy proceedings involving United Airlines, Inc.; ongoing negotiations between SkyWest and its major partners regarding their code-sharing arrangements; variations in market and economic conditions; and other unanticipated factors.  Additional information with respect to the factors and events that could cause differences between forward-looking statements and future results is contained in SkyWest’s filings with the Securities and Exchange Commission, including SkyWest’s Annual Report on Form 10-K for the year ended December 31, 2002.  SkyWest undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

SKYWEST, INC.

By:	/s/ Bradford R. Rich
Bradford R. Rich, Executive Vice President,
Chief Financial Officer and Treasurer

April 30, 2003

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release Announcing Quarterly Financial Results, Issued April 30, 2003